[EXECUTION COPY]

                                                                   EXHIBIT 10.19

                                 AMENDMENT NO. 1
                                       TO
                               SECURITY AGREEMENT

      This AMENDMENT NO. 1 TO SECURITY AGREEMENT, dated as of April 1, 2003 (this "AMENDMENT"), is made by and between FIND/SVP, INC., a New York corporation (the "PLEDGOR"), and JPMORGAN CHASE BANK (as successor to The Chase Manhattan Bank) (the "SECURED PARTY").

                             PRELIMINARY STATEMENTS:

      (1) The Pledgor has previously entered into the Security Agreement, dated as of December 30, 1999 (the "SECURITY AGREEMENT"), in favor of the Secured Party.

      (2) On the date hereof, the Pledgor has issued (i) the Amended and Restated Term Promissory Note, dated April 1, 2003, in the principal amount of $1,500,000.00, and (ii) the Amended and Restated Senior Grid Promissory Note, dated April 1, 2003, in the principal amount of $1,000,000.00, in each case payable to the order of the Secured Party (the foregoing two promissory notes, as the same may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to, collectively, as the "NOTES").

      (3) In connection with the issuance of the Notes, the Pledgor and the Secured Party desire to amend the Security Agreement in certain particulars.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

      SECTION 2. AMENDMENTS TO THE SECURITY AGREEMENT. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 3 hereof, hereby amended as follows:

      (a) The first paragraph of the recitals contained in the Security Agreement is hereby amended in its entirety to read as follows:

            "WHEREAS  the Pledgor is the maker of (i) the  Amended and  Restated
      Term Promissory Note, dated April 1, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "TERM NOTE"), in the principal amount of $1,500,000.00 and (ii) the Amended and Restated Senior Grid Promissory Note, dated April 1, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "SENIOR GRID NOTE"; together with the Term Note, the "NOTES") in the principal amount of $1,000,000.00, each of which is payable to the order of the Secured Party; and"

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      (b) Each  reference  in the  Security  Agreement  to "the  Note"  shall be deleted in its entirety and the new phrase "the Notes" shall be substituted therefor.

      (c) Section 1 is hereby amended by deleting clauses (e), (f), (g), (h) and
(i) in their entirety and substituting therefor the following new clauses:

            "(e) its intellectual property, goodwill, trademarks, trade names, servicemarks, copyrights, patents, permits and licenses; (f) its chattel paper, commercial tort claims, deposit accounts, documents, instruments and letter-of-credit rights, as each such term is defined in the Uniform Commercial Code; (g) all contracts, contract rights, bills, notes, drafts, acceptances, choses in action and all other personal property that constitutes general intangibles as such term is defined in the Uniform Commercial Code; (h) all securities, security entitlements and other investment property, as each such term is defined in the Uniform Commercial Code; (i) all books and records (including but not limited to computer programs and tapes and related software) relating to any of the foregoing; and (j) all cash and non-cash proceeds and products of any of the foregoing (all of the foregoing is collectively called the "COLLATERAL")."

      (d) Section 2 is hereby amended by deleting the phrase "principal, interest, fees or other amounts" in its entirety and substituting therefor the new phrase "principal, interest, fees or other amounts (including, without limitation, all obligations of the Pledgor under the Notes)".

      (e) Section 3 is hereby amended by deleting the phrase "indefeasible paid in full" in its entirety and substituting therefor the new phrase "indefeasibly paid in full in cash".

      (f) The last sentence of Section 4(d) is hereby amended by deleting the phrase "in any way pledged, mortgaged or otherwise encumbered except to the Secured Party" in its entirety and substituting therefor the new phrase "in any way pledged, mortgaged or otherwise encumbered except to the Secured Party and except for any other pledges, mortgages or other encumbrances expressly permitted under the Notes".

      (g) The last sentence of Section 4(e) is hereby amended by deleting the phrase "or in any way encumbered except to the Secured Party" in its entirety and substituting therefor the new phrase "or in any way encumbered except to the Secured Party and except for any other pledges, mortgages or other encumbrances expressly permitted under the Notes".

      (h) Section 4 is hereby amended by adding the following new subsection at the end thereof:

            "(u) If the Pledgor shall at any time acquire a commercial tort claim, the Pledgor will immediately notify the Secured Party in a writing signed by the Pledgor of the brief details thereof and grant the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Secured Party."

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      (i) Section 6 is hereby  amended by deleting  the phrase "then the Pledgor will be in default under this Agreement" in its entirety and substituting therefor the new phrase "or if any "Event of Default" (as such term is defined in any Note) has occurred and is continuing under any of the Notes, then the Pledgor will be in default under this Agreement".

      (j) Section 19 is hereby amended by deleting the phrase "located in the County of New York, State of New York" in its entirety and substituting therefor the new phrase "located in the County of New York, State of New York, and any appellate courts therefrom".

      (k) Section 20 is hereby amended by inserting the new phrase "in cash" immediately following the phrase "Upon the indefeasible satisfaction in full".

      SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, the Secured Party shall have received counterparts of this Amendment duly executed by the Pledgor and the Secured Party.

      SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

      (a) The execution and delivery of this Amendment, and the performance by the Pledgor of this Amendment and the Security Agreement, as amended by this Amendment, (i) are within the Pledgor's corporate powers, (ii) have been duly authorized by all necessary corporate action, and (iii) do not and will not (A) require any consent or approval of the stockholders of the Pledgor, (B) violate any provision of the charter or by-laws of the Pledgor or of law, (C) violate any legal restriction binding on or affecting the Pledgor, (D) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Pledgor is a party or by which it or its properties may be bound or affected, or (E) result in or require the creation of any lien (other than pursuant to the Security Agreement, as amended by this Amendment) upon or with respect to any of its properties. This Amendment has been duly executed and delivered by the Pledgor.

      (b) No filing or registration with, or permit, license, consent, authorization or approval of, or notice to or exemption by, any governmental or regulatory authority is required for the due execution and delivery by the Pledgor of this Amendment or for the performance by the Pledgor of this Amendment and the Security Agreement, as amended by this Amendment, except for filings of Uniform Commercial Code financing statements in the office of the Secretary of State of the State of New York.

      (c) This Amendment and the Security Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (d) Each of the representations and warranties of the Pledgor contained in
Section 4 of the Security Agreement, as amended by this Amendment, is true and correct on and as of the date hereof, as though made on and as of such date.

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      SECTION 5. REFERENCE TO AND EFFECT ON THE SECURITY AGREEMENT. (a) Upon the
effectiveness of this Amendment: (i) each reference in the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Amendment; and (ii) each reference in any other Facility Documents (as defined in the Notes) to "the Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Amendment.

      (b) Except as specifically amended above, the Security Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Agreement, as amended by this Amendment, and all of the Collateral described therein, do and shall continue to secure the payment of any and all of the Obligations.

      (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Secured Party under the Notes, the Security Agreement or any other Facility Document, nor constitute a waiver of any provision of the Notes or any other Facility Document.

      SECTION 6. COSTS AND EXPENSES. The Pledgor agrees to pay on demand all reasonable costs and expenses of the Secured Party in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Secured Party with respect thereto and with respect to advising the Secured Party as to its rights and responsibilities hereunder and thereunder, and all costs and expenses of the Secured Party (including, without limitation, reasonable fees and expenses of counsel to the Secured Party) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

      SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

      SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.

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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           FIND/SVP, INC.


                                           By /s/ Peter Stone
                                              ----------------------------------
                                              Name:  Peter Stone
                                              Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK (as successor to
  The Chase Manhattan Bank)

By /s/ Steven J. Szanto
   ------------------------------
   Name:  Steven J. Szanto
   Title: Vice President



             Signature Page to Amendment No. 1 to Security Agreement